UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In its Quarterly Report on Form 10-Q filed on May 7, 2020, Harley-Davidson, Inc. (the “Company”) disclosed information relating to its liquidity as of March 29, 2020, the last day of its first fiscal quarter. The Company also disclosed certain developments relating to financing matters that occurred in April 2020 and indicated that the Company would pursue other actions to secure additional liquidity in response to the COVID-19 pandemic. The Company is submitting this Current Report on Form 8-K to disclose the following additional actions that the Company has completed prior to June 2, 2020:

- In May, the Company completed two on-balance sheet asset-backed securitization transactions: one for $500 million and another for $750 million.

- In May, the Company issued €650 million of medium-term notes that mature in May 2023.

- In May, $450 million of floating-rate medium-term notes matured and were paid in full.

- Completion of the $500 million asset-backed securitization transaction triggered the early termination on May 18, 2020 of the Company’s $195.0 million 364-day credit facility which was due to mature in August 2020. On June 1, 2020, the Company entered into a new $350.0 million 364-day credit facility and committed to draw $150.0 million under the facility.

While the Company believes these actions were consistent with its disclosed intentions regarding liquidity, the Company is disclosing that it completed the actions in light of conditions in capital markets that have presented challenges for many other issuers.

The information in this Item 7.01 shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: June 2, 2020	/s/ Paul J. Krause
Paul J. Krause
Secretary